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                                                                 Exhibit 10.20


                        WORLDWIDE WEB NETWORX CORPORATION

        SUBSCRIPTION AGREEMENT made as of this ____ day of ________, 1999 between WorldWide Web NetworX Corporation, a Delaware corporation with its principal offices at 12 Springdale Road, Building 11, Cherry Hill, New Jersey 08003 (the "Company") and the undersigned (the "Subscriber").

        WHEREAS, the Company desires to issue a minimum of 60 (the "Minimum Offering") and a maximum of 240 (the "Maximum Offering") units in a private placement, each Unit consisting of 66,667 shares (the "Shares") of the Company's common stock, $.001 par value (the "Common Stock") on the terms and conditions set forth herein and in the Confidential Private Placement Offering Memorandum dated May 26, 1999 (the "Memorandum") and the Subscriber desires to acquire that number of Units set forth on the signature page hereof;

        WHEREAS, the Maximum Offering may be increased by up to 20 additional Units to cover over-subscriptions;

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

        I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $100,000 per Unit, and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to "American Stock Transfer & Trust Company as escrow agent for WorldWide Web NetworX", or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The certificates for the Shares will be delivered by the Company within 10 days following the consummation of this offering as set forth in Article III hereof. The Subscriber understands however, that this purchase of Units is contingent upon the Company making sales of a minimum of 60 Units for a purchase price of $6,000,000 prior to the Termination Date as defined in Article III hereof.

                1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company requires substantial funds in addition to the proceeds of this private placement; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) he may not be able to liquidate his investment; (iv) transferability of the Shares is extremely limited; and (v) an investor could sustain the loss of his entire investment, as well as other risk factors, as more fully set forth herein and in the Memorandum.


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                           1.3 The Subscriber represents that he is an
"accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Investor Questionnaire, and that he is able to bear the economic risk of an investment in the Units.

                           1.4 The Subscriber acknowledges that he has prior
investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

                           1.5 The Subscriber acknowledges receipt and careful
review of the Memorandum and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

                           1.6 The Subscriber acknowledges that this offering of
Units may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                           1.7 The Subscriber acknowledges that this offering of
Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a non-public offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Shares comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

                           1.8 The Subscriber understands that the Shares
comprising the Units have not been registered under Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a


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purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                           1.9 The Subscriber understands that there is only a
limited public market for any of the Company's securities. The Subscriber understands that even if a liquid public market develops for the Company's Common Stock, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, with the exception of certain registration rights set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws") and subject to the provisions of Section 1.10 hereof. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

                           1.10 The Subscriber agrees not to publicly sell,
transfer or assign the Shares, without the prior written consent of the Company and the Placement Agent, for a period of one year from the Initial Closing and thereafter to sell their Shares only in the following amounts on a cumulative basis: !80 days after the first anniversary of the Initial Closing--one third of their holdings; Between 180 days and 360 days after the first anniversary of the Initial Closing-- one third of their holdings; Commencing the 361st day after the first anniversary of the Initial Closing-- one third of their holdings.

                           1.11 The Subscriber consents to the placement of a
legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                           1.12 The Subscriber understands that the Company will
review this Subscription Agreement and the Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.


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                           1.13 The Subscriber hereby represents that the
address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                           1.14 The Subscriber acknowledges that if he is a
Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD receipt of which must be acknowledged by such firm on the signature page hereof.

                           1.15 The Subscriber hereby represents that, except as
set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                           1.16 The Subscriber agrees that he will sell the
Shares pursuant to a registration statement (i) only for the purposes of raising funds or diversifying his portfolio and (ii) only to or through broker dealers, from time to time in transactions on the Nasdaq Stock Market or on the Electronic Bulletin Board, in negotiated transactions or otherwise in compliance with applicable laws.

                           1.17 If the undersigned Subscriber is a partnership,
corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered constitutes the legal, binding and enforceable obligation of the undersigned.

                  II.      REPRESENTATIONS BY THE COMPANY

                           The Company represents and warrants to the Subscriber
 that prior to the consummation of this offering and at the Closing Date:

                           (a) The Company is a corporation duly organized,
existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

                           (b) The execution, delivery and performance of this
Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.


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                           (c) The Shares comprising the Units have been duly
and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

                           (d) The Company has obtained, or is in the process of
obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                           (e) The Company knows of no pending or threatened
legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                           (f) The Company is not in violation of or default
under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Shares, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein described, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                           (g) The financial information contained in the
Memorandum presents fairly the financial condition of the Company as of the date and for the periods indicated.

                  III.     TERMS OF SUBSCRIPTION

                           3.1 The subscription period will begin as of May 26,
1999 and will terminate at 11:59 PM Eastern daylight time as to the sale of the first 20 Units on June 28, 1999. If the first 60 Units are sold by June 28, 1999, then the Offering as to the remaining 180 Units will continue until August 25, 1999, unless extended by the Company and the Placement Agent for up to an additional 45 days (the "Termination Date"). Of the Units, 60 will be offered on a "best efforts-all or none" basis and the remaining 180 Units will be offered on a "best efforts" basis as more particularly set forth in the Memorandum. The minimum subscription per subscriber shall be one Unit ($100,000), provided, however, that fractional Units may be accepted at the discretion of the Placement Agent and the Company.

                           3.2 Placement of the Units will be made by D. H.
Blair Investment Banking Corp., as Placement Agent, which will receive (i) a placement fee in the amount of 10% of the purchase price of the Units placed;
(ii) a non-accountable expense allowance of 3% of the


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purchase price of the Units; (iii) reimbursement of up to $25,000 of legal fees;
(iv) warrants to purchase at $1.80 per share the number of shares equal to 10% of the Shares sold in the offering; and (v) other compensation as summarized in the Memorandum.

                           3.3 Pending the sale of the first 60 Units, all funds
paid hereunder shall be deposited by the Company in escrow with American Stock Transfer & Trust Company, 40 Wall Street, New York, New York. If the Company shall not have obtained subscriptions (including this subscription) for purchases of 60 Units for an aggregate purchase price of $2,000,000 on or before June 28, 1999, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If 60 Units are sold at or prior to June 28, 1999, then all subscription proceeds shall be paid over to the Company at an initial closing to be held within ten days thereafter (the "Initial Closing Date"). In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent.

                           3.4 The Subscriber hereby authorizes and directs the
Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Investor Questionnaire or (b) directly to the Placement Agent. (If the Subscriber does not desire the securities to be delivered to the Placement Agent, the Subscriber should delete Subsection (b) of this Section 3.4.)

                           3.5 The Subscriber hereby authorizes and directs the
Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

                           3.6 The Subscriber acknowledges that at such time, if
ever, as any of the Securities are registered, sales of such Securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                           3.8 If the Subscriber is not a United States person,
such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities,
(ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

                  IV.      REGISTRATION RIGHTS


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                           4.1 REQUIRED REGISTRATION. The Company hereby agrees
with the holders of the Shares or their transferees (collectively, the "Holders") to prepare and file with the SEC within 10 months after the Initial Closing Date a registration statement under the Act covering the resale of the Shares and to use its best efforts to cause such registration statement to become effective no later than one year after the Initial Closing Date.

         The obligation of the Company under this Section 4.1 shall be limited to one registration statement. The Company shall pay the expenses described in
Section 4.4 for the registration statement filed pursuant to this Section 4.1, except for underwriting discounts and commissions and legal fees of the Holders, which shall be borne by the Holders.

                           4.2 "PIGGYBACK" REGISTRATION RIGHTS. Except for the
registration statement to be filed by the Company immediately after the Termination Date to register shares other than those Shares sold in this Offering, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to all record holders of the Shares. Upon the written request from any Holder, the Company will, except as herein provided, cause all such Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion pursuant to this
Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering, the inclusion of the Shares requested for inclusion pursuant to this Section 4.2 together with any other shares which have similar piggyback registration rights (such shares and the Shares being collectively referred to as the "Requested Stock") would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the registration statement may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the registration statement, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         The obligation of the Company under this Section 4.2 shall be limited to two registration statements and shall not apply if the Shares are then freely salable without volume limitations under Rule 144(k) of the Act. The Company shall pay the expenses described in Section 4.4 for


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the registration statement filed pursuant to this Section 4.2, except for underwriting discounts and commissions and legal fees of the Holders, which shall be borne by the Holders.

                           4.3 REGISTRATION PROCEDURES. If and whenever the
Company is required by the provisions of Section 4.1 or 4.2 to effect the registration of Shares under the Act, the Company will:

                               (a) prepare and file with the SEC a registration
statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the Shares are freely salable without the volume limitations of Rule 144;

                               (b) prepare and file with the SEC such amendments
to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the Shares are freely salable without the volume limitations of Rule 144;

                               (c) furnish to the Holders participating in such
registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                               (d) use its best efforts to register or qualify
the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                               (e) notify the Holders participating in such
registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                               (f) notify the Placement Agent promptly of any
request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                               (g) prepare and file with the SEC, promptly upon
the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Holders;


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                               (h) prepare and promptly file with the SEC and
promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                               (i) advise such Holders, promptly after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                           4.4 EXPENSES.

                               (a) With respect to the registration required
pursuant to Section 4.1 or 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that Holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

                               (b) The fees, costs and expenses of registration
to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the participating Holders and any other expenses incurred by the participating Holders not expressly included above shall be borne by the such Holders.

                           4.5 INDEMNIFICATION.

                               (a) The Company will indemnify and hold harmless
each Holder of Shares which are included in a registration statement pursuant to the provisions of Section 4.1 or 4.2 hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any


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prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, its directors and officers, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                               (b) Each Holder of Shares included in a
registration pursuant to the provisions of Section 4.1 or 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

                               (c) Promptly after receipt by an indemnified
party pursuant to the provisions of paragraph (a) or (b) of this Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its


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election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph
(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  V.       MISCELLANEOUS

                           5.1 Any notice or other communication given hereunder
shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 12 Springdale Road, Building 11, Cherry Hill, NJ 08003, Attention:
President and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                           5.2 This Subscription Agreement shall not be changed,
modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                           5.3 This Subscription Agreement shall be binding upon
and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                           5.4 Notwithstanding the place where this Subscription
Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt


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requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                           5.5 This Subscription Agreement may be executed in
counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                           5.6 The holding of any provision of this Subscription
Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                           5.7 It is agreed that a waiver by either party of a
breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                           5.8 The parties agree to execute and deliver all such
further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

                           5.9 The Company agrees not to disclose the names,
addresses or any other information about the Subscribers, except as required by law, provided, that the Company may provide information relating to the Subscriber as required in any registration statement under the Act with respect to the Shares.

                  VI.      BLUE SKY LEGENDS

                           CONNECTICUT

                           The undersigned acknowledges that the Securities have
not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or exemption therefrom.

                           MAINE

                           These securities are being sold pursuant to an
exemption from registration with the bank superintendent of the State of Maine under Section 10502(2)(r) of Title 32 of the Maine revised statutes. These securities may be deemed restricted securities and as such the holder may not be able to resell the securities unless pursuant to registration under state or federal securities laws or unless an exemption under such laws exists.

                           MISSOURI

                           The undersigned acknowledges that the Securities have
not been registered under the Missouri Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby acknowledges that such Securities may be disposed of ONLY through a licensed broker-dealer. It is a felony to sell securities in violation of the Missouri Securities Act.

                           TEXAS

                           The undersigned hereby acknowledges that the
Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

                  IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


------------------------------              ------------------------------------
Signature of Subscriber                     Signature of Co-Subscriber


------------------------------              ------------------------------------
Name of Subscriber                          Name of Co-Subscriber
  [please print]


------------------------------              ------------------------------------
Address of Subscriber                       Address of Co-Subscriber


------------------------------              ------------------------------------
Social Security or Taxpayer                 Social Security or Taxpayer
Identification Number of Subscriber         Identification Number of
                                            Co-Subscriber


-----------------------------
Subscriber's Account Number
at D. H. Blair Investment Banking Corp.


------------------------------
Number of Units Subscribed For

*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE

WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD       Subscription Accepted:
Conduct Rules.
                                        WORLDWIDE WEB NETWORX
                                             CORPORATION

------------------------------
Name of NASD Member Firm                By:      ______________________________
                                                 Robert Kohn, President

By   ______________________________
     Authorized Officer